UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005

IT&E International Group

(Exact name of registrant as specified in its charter)

Nevada	000-50095	77-0436157
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

505 Lomas Santa Fe Drive, Suite 200, Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    858-366-0970

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

The Private Placement

On November 9, 2005, in connection with the private placement of the registrant’s senior secured convertible promissory notes (“Private Placement”) to certain investors (collectively, the “Purchasers”), the registrant entered into the following agreements: (i) a Securities Purchase Agreement, (ii) senior secured convertible promissory notes in the aggregate principal amount of $7,000,000, (iii) warrants to purchase an aggregate of 49,999,985 shares of common stock of the registrant, (iv) a Registration Rights Agreement; (v) a Security Agreement, and (vi) Lock-Up Agreements.

The Securities Purchase Agreement obligates the registrant to issue senior secured convertible promissory notes (the “Senior Notes”) in the aggregate principal amount of up to $11,500,000 and warrants to purchase an additional 82,142,788 shares of common stock of the registrant (the “Initial Warrants”). At the initial closing, the registrant issued Senior Notes in the aggregate principal amount of $7,000,000 and Initial Warrants to purchase an additional 49,999,985 shares of common stock of the registrant. The Securities Purchase Agreement also obligates the registrant to issue to Purchasers and Purchasers to purchase Senior Notes in the aggregate principal amount of $3,000,000 and Initial Warrants to purchase an additional 21,428,565 shares of common stock of the registrant no later than December 31, 2005 (the “Second Closing”). In addition, pursuant to the Securities Purchase Agreement the registrant has given ComVest Investment Partners II LLC (“ComVest”) the right to purchase an additional Senior Note in the principal amount of up to $5,000,000 and warrants to purchase up to an additional 35,714,256 shares of common stock (the “Option Warrants and together with the Initial Warrants, the “Warrants”) for a period of six (6) months after November 9, 2005 (the “ComVest Option”).

Upon the due authorization of the registrant’s Series D Convertible Preferred Stock and the filing of the Certificate of Designations setting forth the rights, privileges and preferences of such Series D Convertible Preferred Stock (the “Certificate of Designations), the Senior Notes shall automatically convert into a number of shares of the registrant’s Series D Convertible Preferred Stock (“Series D Preferred Stock”) equal to the total outstanding principal amount under all issued and outstanding Senior Notes divided by $1,000. The Certificate of Designations will be filed with the relevant Secretary of State on the date that is twenty (20) days after the date on which a definitive Schedule 14C Information Statement related to the approval of such Series D Preferred Stock by the registrant’s shareholders is first mailed to registrant’s shareholders. Pursuant to the Securities Purchase Agreement, the registrant is obligated to file a preliminary Schedule 14C Information Statement related thereto within fourteen (14) days after November 9, 2005. If the Senior Notes have not been converted into shares of Series D Preferred Stock prior to March 10, 2006, the Senior Notes will begin to accrue interest at a rate of 12% per annum, and the holder may demand repayment at any time after March 10, 2006. Each share of Series D Preferred Stock shall be convertible at the option of the holder into 14,285.71 shares of registrant’s common stock. Therefore, assuming the issuance of Senior Notes in the aggregate principal amount of $11,500,000, the automatic conversion of such Senior Notes into 11,500 shares of Series D Preferred Stock, such Series D Preferred Stock would be convertible into approximately 164,285,665 shares of the registrant’s common stock.

The Registration Rights Agreement obligates the registrant to file a registration statement covering (i) the shares of common stock issuable upon conversion of the Series D Preferred Stock, (ii) the shares of common stock issuable upon exercise of the Warrants, and (iii) certain additional shares of common stock of the registrant within fifteen (15) days after the full exercise or expiration of the ComVest Option. If the registrant fails to file a registration statement on or before such date or if the registrant fails to have the registration statement declared effective within three (3) months after the Filing Date, the registrant must pay liquidated damages to the holders of the securities to be registered thereunder in the amount of $100,000 per month.

Pursuant to the Security Agreement, the registrant has granted to the holders of the Senior Notes a security interest in all of the assets of the registrant as security for the registrant’s performance of its obligations under the Senior Notes.

In addition, in connection with the Private Placement, the registrant entered into Lock-Up Agreements with each of the following individuals: Peter Sollenne, Kelly Alberts, Anthony Allocca, David Vandertie, Dr. Gene Resnick, Margaret Barbetti, John Garizio and Russell Sobel. In general, the Lock-Up Agreements preclude each of the foregoing individuals from directly or indirectly offering, selling, pledging, contracting to sell (including any short sale), granting any option to purchase, entering into any contract to sell or otherwise disposing of or transferring any shares of common stock or other equity securities of the registrant (the “Restricted Shares”), except as follows: (i) 25% of such holder’s Restricted Shares may be sold by the holder upon the later of six (6) months after November 9, 2005 or the date on which a registration statement covering the resale of the shares of common stock issuable upon exercise of the Warrants and the shares issuable upon conversion of the Series D Preferred Stock is declared effective by the SEC, and (ii) after sales permitted by (i), an additional 37.5% of the holder’s Restricted Shares may be sold if the purchase price obtained by such selling holder is $0.75 or more, or (iii) after (i) and (ii), any remaining amount of Restricted Shares may be sold by the holder after November 9, 2008 (the “Lock-Up Period”).

The Millennix Acquisition

On November 9, 2005, the registrant entered into an Asset Purchase Agreement pursuant to which the registrant purchased substantially all of the assets of Millennix Inc. (“Millennix”). Millennix is a contract research organization located in the State of New York. The purchase price paid for such assets was $1,100,000 in cash, 10,416,667 shares of the registrant’s common stock (the “Acquisition Shares”) and a possible additional $1,400,000 in cash, contingent on the achievement of certain earnout milestones. Further, in connection with the acquisition of the Millennix assets, the registrant also assumed certain liabilities of Millennix, including, without limitation, the amounts outstanding under certain promissory notes in the aggregate principal amount of approximately $850,000. A portion of the proceeds from the Private Placement was used to fund the cash portion of the consideration paid by the registrant for the Millennix assets.

Pursuant to the Asset Purchase Agreement, Dr. Gene Resnick, the sole shareholder of Millennix is obligated to indemnify the registrant for breaches of the representations and warranties of Millennix contained in the Asset Purchase Agreement for a period of twenty-four (24) months after the closing of the acquisition of Millennix up to a maximum aggregate amount of $275,000. The registrant entered into an Indemnity Escrow Agreement with Dr. Resnick and Union Bank of California, pursuant to which the registrant deposited $110,000 of the cash portion of the purchase price for the Millennix assets with Union Bank of California as partial security for the indemnification obligations of Millennix and Dr. Resnick. Any funds remaining in the escrow account twelve (12) months after the closing of the acquisition of Millennix will be released to Millennix (subject to the existence of any outstanding and unresolved claims).

In addition, in connection with the acquisition of the Millennix assets, the registrant entered into a Registration Rights Agreement with the sole shareholder of Millennix granting such shareholder piggy-back registration rights with respect to the Acquisition Shares, and the registrant entered into Employment Agreements and Non-Competition and Non-Solicitation Agreements with the following individuals: Dr. Gene Resnick, Margaret Barbetti, John Garizio and Russell Sobel. The registrant also granted options to purchase common stock of the registrant to certain Millennix employees as follows:

Name	Options Granted	Exercise Price	Vesting Schedule
Gene Resnick	1,000,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Margaret Barbetti	650,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Russell Sobel	500,000	$0.17	25% to vest on first anniversary of grant d ate; remainder to vest in equal monthly installments over 36 months

John Garizio	500,000	$0.17	25% to vest on first anniversary of grant date; remainder to vest in equal monthly installments over 36 months

Gene Resnick	10,359,116	$0.17	Fully vested

Margaret Barbetti	2,348,066	$0.17	Fully vested

Russell Sobel	552,486	$0.17	Fully vested

John Garizio	552,486	$0.17	Fully vested

The Laurus Amendment

The registrant had previously entered into the following agreements with Laurus Master Fund, Ltd. (“Laurus”): (i) a Secured Convertible Term Note, dated October 18, 2004 (the “Laurus Note”); (ii) a Common Stock Purchase Warrant, dated October 18, 2004 (the “Laurus Warrant”); (iii) a Registration Rights Agreement, dated October 18, 2004 (“Registration Rights Agreement”); and (iv) the Securities Purchase Agreement, dated October 18, 2004, as amended (the “Securities Purchase Agreement” and together with the Laurus Note, the Laurus Warrant and the Registration Rights Agreement and the additional agreements referenced therein, the “Loan Documents”).

On November 9, 2005, the registrant entered into an amendment to the Loan Documents (the “Amendment”). Pursuant to the Amendment, the registrant pre-paid the entire amount outstanding under the Laurus Note including all outstanding principal and accrued interest together with a pre-payment penalty of $650,000. In addition, the registrant amended the Laurus Warrant to reduce the exercise price of such Laurus Warrant to $0.22 per share. The Amendment also provides that the shares of registrant’s common stock issuable upon the exercise of the Laurus Warrant are to be registered in the registrant’s next registration statement but in any event the shares will be registered no later than December 31, 2005.

Employment Agreements

On November 9, 2005, the registrant entered into an Employment Agreement with Peter Sollenne (the “Sollenne Agreement”). The Sollenne Agreement is for a term of two (2) years and provides that Mr. Sollenne shall be paid an annual base salary of $259,000. In addition, Mr. Sollenne is eligible to receive an annual bonus as determined by the registrant’s board of directors. If Mr. Sollenne is terminated without “cause” or resigns for “good reason” as those terms are defined in the Sollenne Agreement, then the registrant is obligated to pay Mr. Sollenne an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Sollenne would have been paid from the date of termination until the end of the employment term. In addition, in connection with entering into the Sollenne Agreement, the registrant granted Mr. Sollenne an option to purchase 2,500,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Kelly Alberts (the “Alberts Agreement”). The Alberts Agreement is for a term of two (2) years and provides that Mr. Alberts shall be paid an annual base salary of $259,000. In addition, Mr. Alberts is eligible to receive an annual bonus as determined by the registrant’s board of directors. If Mr. Alberts is terminated without “cause” or resigns for “good reason” as those terms are defined in the Alberts Agreement, then the registrant is obligated to pay Mr. Alberts an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Alberts would have been paid from the date of termination until the end of the employment term. In addition, in connection with entering into the Alberts Agreement, the registrant granted Mr. Alberts an option to purchase 2,500,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Anthony Allocca (the “Allocca Agreement”). The Allocca Agreement is for a term of two (2) years and provides that Mr. Allocca shall be paid an annual base salary of $175,000. In addition, Mr. Allocca is eligible to receive an annual bonus as determined by the registrant’s board of directors. If Mr. Allocca is terminated without “cause” or resigns for “good reason” as those terms are defined in the Allocca Agreement, then the registrant is obligated to pay Mr. Allocca an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Mr. Allocca would have been paid from the date of termination until the end of the employment term. In addition, in connection with entering into the Allocca Agreement, the registrant granted Mr. Allocca an option to purchase 1,250,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with David Vandertie (the “Vandertie Agreement”). The Vandertie Agreement is for a term of two (2) years and provides that Mr. Vandertie shall be paid an annual base salary of $184,000. In addition, Mr. Vandertie is eligible to receive an annual bonus as determined by the registrant’s board of directors. If Mr. Vandertie is terminated without “cause” or resigns for “good reason” as those terms are defined in the Vandertie Agreement, then the registrant is obligated to pay Mr. Vandertie an amount equal to six (6) months annual base salary. In addition, in connection with entering into the Vandertie Agreement, the registrant granted Mr. Vandertie an option to purchase 800,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

On November 9, 2005, the registrant entered into an Employment Agreement with Dr. Gene Resnick (the “Resnick Agreement”). The Resnick Agreement is for a term of two (2) years and provides that Dr. Resnick shall be paid an annual base salary of $240,000. In addition, Dr. Resnick is eligible to receive an annual bonus as determined by the registrant’s board of directors. If Dr. Resnick is terminated without “cause” or resigns for “good reason” as those terms are defined in the Resnick Agreement, then the registrant is obligated to pay Dr. Resnick an amount equal to the greater of twelve (12) months annual base salary or the amount of base salary Dr. Resnick would have been paid from the date of termination until the end of the employment term. In addition, in connection with entering into the Resnick Agreement, the registrant granted Dr. Resnick an option to purchase 1,000,000 shares of the registrant’s common stock at an exercise price of $0.17 per share with the shares subject to the option vesting at a rate of 25% on the first anniversary of the grant date and the remainder of the shares subject to the option vesting in equal monthly installments over the next 36 months.

Item 1.02                                             Termination of a Material Definitive Agreement.

The disclosure regarding the Amendment to the Loan Documents and the subsequent prepayment of the Laurus Note under the heading “The Laurus Amendment” set forth in Item 1.01 above is incorporated herein by reference.

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

The disclosure regarding the acquisition of assets from Millennix under the heading “The Millennix Acquisition” in Item 1.01 above is incorporated herein by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Private Placement, on November 9, 2005, the registrant issued Senior Notes in the aggregate principal amount of $7,000,000 to the Purchasers pursuant to the Securities Purchase Agreement. The Senior Notes are automatically convertible into 7,000 shares of registrant’s Series D Preferred Stock, upon the due authorization of such Series D Preferred Stock and the filing of the Certificate of Designations with the relevant Secretary of State. If the Senior Notes have not been converted into shares of Series D Preferred Stock prior to March 10, 2006, the Senior Notes will accrue interest at a rate of 12% per annum and shall become due and payable in full on March 10, 2006.

In connection with the acquisition of the assets of Millennix on November 9, 2005, registrant assumed certain promissory notes of Millennix in the aggregate principal amount of approximately $850,000. Of this amount $780,820 was owed by Millennix to certain employees of Millennix. The registrant issued three (3) subordinated promissory notes in the aggregate amount of $780,820.58 in connection with registrant’s assumption of such debt. The first such note is in the principal amount of $370,820.58 and is due and payable as follows: (i) no interest accrues and registrant shall not be obligated to make any payments on such note until May 9, 2006, (ii) the registrant shall make interest only payments for the six (6) calendar months beginning June 1, 2006 for the interest that accrues during each such month, and (iii) the registrant shall make twenty-four (24) monthly payments of principal and interest beginning December 1, 2006; provided, however, that if the holder of such note violates the terms of his Non-Competition Agreement the registrant may offset the outstanding balance of unpaid principal and interest under such note against any damages that arise from such violation. The second such note is in the principal amount of $310,000 and is payable as follows (1) the registrant shall make interest only payments for the first twelve (12) months and (ii) the registrant shall make and (iii) the registrant shall make twenty-four (24) monthly payments of principal and interest beginning December 1, 2006; provided, however, that if the holder of such note violates the terms of his Non-Competition Agreement the registrant may offset the outstanding balance of unpaid principal and interest under such note against any damages that arise from such violation. The third such note is in the principal amount of $100,000, of which $25,000 was repaid at the closing of the purchase of the Millennix assets, and the remaining $75,000 is due and payable monthly over a period of 12 months in accordance with an amortization schedule. Each such note is expressly subordinated to any existing or future debt the registrant may incur. Each such note accrues interest at a rate equal to the prime rate of interest set forth in the Wall Street Journal, California edition.

In addition, on November 9, 2005, the registrant assumed, and on November 10, 2005 repaid, an additional amount of approximately $78,000 of principal and accrued but unpaid interest owed by Millennix to the Bank of New York.

Item 3.02                                             Unregistered Sales of Unregistered Securities.

On November 9, 2005, in connection with the Private Placement, the registrant issued and sold the Senior Notes in the aggregate principal amount of $7,000,000 to the Purchasers. The Senior Notes shall automatically convert into shares of the registrant’s Series D Preferred Stock equal to the total outstanding principal amount under all issued and outstanding Senior Notes divided by $1,000 upon the due authorization of such Series D Preferred Stock and the filing of the Certificate of Designations with the relevant Secretary of State. Each share of Series D Preferred Stock shall initially be convertible at the option of the holder into 14,285.71 shares of registrant’s common stock.

In addition, in connection with the Private Placement, registrant issued warrants to the Purchasers to purchase up to an additional 49,999,985 shares of registrant’s common stock at an exercise price of $0.10 per share. Reference is made to the disclosure set forth under the heading “The Private Placement” in Item 1.01 for a complete description of the transaction.

On November 9, 2005, in connection with the purchase of the Millennix assets, registrant issued 10,416,667 shares of common stock to Millennix as partial consideration for the purchased assets. Reference is made to the disclosure set forth under the heading “The Millennix Acquisition” in Item 1.01 above for a complete description of the transaction.

On October 31, 2005, the registrant issued 125,510 shares of the registrant’s common stock to a service provider in lieu of a cash fee.

The offers and sales of these securities were deemed to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder as transactions by the registrant not involving a public offering. The recipients of the securities in each such transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to share certificates issued in such transactions. All recipients had adequate access to information about the registrant.

Item 3.03                                             Material Modification to Rights of Security Holders.

On October 31, 2005, the board of directors approved the conversion of all of the issued and outstanding shares of the registrant’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) into shares of registrant’s common stock based on an exchange ratio of ten (10) shares of common stock to one (1) share of Series A Preferred Stock in accordance with the registrant’s Amended and Restated Articles of Incorporation. On November 4, 2005, the registrant converted 2,820,000 shares of Series A Preferred Stock into 28,200,000 shares of common stock upon receipt of notice of such conversion from the holders of such Series A Preferred Stock.

On October 31, 2005, the board of directors approved the creation of the Series D Preferred Stock. The board of directors authorized up to 16,500 shares of Series D Preferred Stock. The Series D Preferred Stock, when issued, will be senior in rights, preferences and privileges to the shares of the registrant’s common stock as set forth in a Certificate of Designations to be filed with the relevant Secretary of State. The holders of Series D Preferred

Stock, when issued, will be entitled to receive the stated value of $1,000 for each share of Series D Preferred Stock, subject to average weighted anti-dilution adjustments, in a “liquidation event” as defined in the Certificate of Designation. Each share of Series D Preferred Stock, when issued, will be convertible at the option of the holder into 14,285.71 shares of registrant’s common stock, subject to weighted average anti-dilution adjustments. The holders of Series D Preferred Stock will be entitled to vote on all matters presented to the holders of common stock on an as-if-converted to common stock basis. The holders of Series D Preferred Stock will also have the right to elect a five (5) out of seven (7) members of the board of directors. Additionally, the registrant may not, once the shares of Series D Preferred Stock are issued, without the consent of the holders of a majority of the shares of Series D Preferred Stock, take certain actions, including, without limitation: (i) alter, amend or repeal the rights, preferences and privileges of the Series D Preferred Stock; (ii) alter, amend or repeal the registrant’s articles of incorporation or bylaws in a manner that would adversely affect the voting power or any other rights, preferences or privileges of the Series D Preferred Stock; (iii) create any securities senior in rights, preferences or privileges to the Series D Preferred Stock; and (iv) create any securities equal in rights, preferences or privileges to the Series D Preferred Stock.

Item 5.01                                             Changes in Control of Registrant.

In connection with the Private Placement, ComVest acquired control of registrant. In the Private Placement, ComVest acquired Senior Notes in the aggregate principal amount of $5,800,000 which are automatically convertible into 5,800 shares of Series D Preferred Stock, subject only to the filing of the Certificate of Designations with the relevant Secretary of State. Each share of Series D Preferred Stock, when issued, will be convertible at the option of the holder into 14,285.71 shares of registrant’s common stock. ComVest was also issued Initial Warrants to purchase up to 41,428,559 shares of the registrant’s common stock which are immediately exercisable for a period of four (4) years. Therefore, ComVest beneficially owns approximately 67.41% of the registrant’s outstanding common stock. ComVest acquired control of the registrant from Kelly Alberts and Anthony Allocca. Pursuant to the Certificate of Designations, the holders of Series D Preferred Stock will have the right to elect five (5) members to the board of directors and the holders of common stock have the right to elect two (2) members to the board of directors. In addition, at the Second Closing, ComVest is obligated under the Securities Purchase Agreement to purchase additional Senior Notes or shares of Series D Preferred Stock for an aggregate purchase price of $3,000,000. If ComVest acquires Senior Notes at the Second Closing, the Senior Notes will be automatically convertible into 3,000 shares of Series D Preferred Stock, subject only to the filing of the Certificate of Designations with the relevant Secretary of State. At the Second Closing, ComVest will also be issued Initial Warrants to purchase up to 21,428,565 shares of the registrant’s common stock which will be immediately exercisable for a period of four (4) years. Subsequent to the Second Closing, ComVest will beneficially own approximately 75.84% of the registrant’s outstanding common stock.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Private Placement, and effective upon the closing of the Private Placement, Anthony Allocca resigned from the registrant’s board of directors and Michael Falk and Cecilio Rodriguez were appointed to fill two (2) existing vacancies on the registrant’s board of directors by the sitting members of the board of directors.

Item 9.01                                             Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

The audited financial statements required by part (a) of Item 9 for the acquisition transaction described in Item 2.01 above are not currently available. The required financial statements shall be filed in an amendment to this Current Report on Form 8-K under cover of Form 8-K/A as soon as practicable, but not later than January 26, 2006, which is the first business day 71 days after the date that this Current Report on Form 8-K is required to be filed.

(b)           Pro forma financial information.

The pro forma financial information required by part (b) of Item 9 for the acquisition transaction described in Item 2.01 above is not currently available. The required pro forma financial information shall be filed in an amendment to this Current Report on Form 8-K under cover of Form 8-K/A as soon as practicable, but not later than

January 26, 2006 which is the first business day 71 days after the date that this Current Report on Form 8-K is required to be filed.

(d)           Exhibits

Number	Description
2.1	Asset Purchase Agreement dated November 9, 2005 between the registrant, Millennix, Inc. and Gene Resnick, M.D.

4.4	Form of Senior Secured Promissory Note

4.5	Form of Warrant

10.4	Amendment dated November 9, 2005 between the registrant and Laurus Master Fund Ltd.

10.5	Securities Purchase Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto

10.6	Registration Rights Agreement dated November 9, 2005 between the registrant, ComVest Investment Partners II LLC and the additional purchasers set forth on the signature pages thereto

10.7	Security Agreement dated November 9, 2005, between the registrant, ComVest Investment Partners II LLC and the additional secured parties set forth in the signature pages thereto

10.8	Form of Officer, Director and Securityholder Lock-Up Agreement

10.9	Indemnity Escrow Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.

10.10	Registration Rights Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.

10.11	Employment Agreement dated November 9, 2005 between the registrant and Peter Sollenne

10.12	Employment Agreement dated November 9, 2005 between the registrant and Anthony Allocca

10.13	Employment Agreement dated November 9, 2005 between the registrant and Kelly Alberts

10.14	Employment Agreement dated November 9, 2005 between the registrant and David Vandertie

10.15	Employment Agreement dated November 9, 2005 between the registrant and Gene Resnick, M.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IT&E International Group

By:	/s/ Peter Sollenne
Peter Sollenne
Chief Executive Officer

Dated: November 16, 2005